Holley

First Quarter 2023 Financial Results Call



May 11, 2023

DISCLAIMER

Holley

Certain statements in this press release may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Holley's future financial or operating performance. For example, projections of future revenue and adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "or" or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Holley and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the ability of Holley to grow and manage growth profitably which may be affected by, among other things, competition; to maintain relationships with customers and suppliers: and to retain its management and key employees; 2) costs related to Holley being a public company; 3) disruptions to Holley's operations, including as a result of cybersecurity incidents; 4) changes in applicable laws or regulations; 5) the outcome of any legal proceedings that may be instituted against Holley; 6) general economic and political conditions, including the current macroeconomic environment, political tensions and war (such as the ongoing conflict in Ukraine); 7) the possibility that Holley may be adversely affected by other economic, business and/or competitive factors, including recent events affecting the financial services industry (such as the closures of Silicon Valley Bank and Signature Bank); 8) Holley's estimates of its financial performance; 9) our ability to anticipate and manage through disruptions and higher costs in manufacturing, supply chain, logistical operations, and shortages of certain company products in distribution channels; and 10) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission ("SEC") on March 15, 2023, and that are otherwise described or updated from time to time in Holley's filings with the SEC. Although Holley believes the expectations reflected in the forward-looking statements are reasonable, nothing in this presentation should be regarded as a representation by any person that the forward-looking statements or projections set forth herein will be achieved or that any of the contemplated results of such forward looking statements or projections will be achieved. There may be additional risks that Holley presently does not know or that Holley currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Holley undertakes no duty to update these forward-looking statements, except as otherwise required by law..

HOLLEY VISION & MISSION

THE

ENTHUSIAST PLATFORM

Built by Enthusiasts for Enthusiasts

Vision

To inspire and enable enthusiasts in their automotive adventures by bringing innovation, discovery, and fun to motor life

Mission

To accelerate the automotive lifestyle

Be the most compelling platform for automotive enthusiasts

Apply innovation and technology to ensure a sustainable motor life


Holley

KEY NEAR-TERM STRATEGIC PRIORITIES

Holley

Proactively Managing the Business to Drive Long-Term Value

RESTORE PROFITABILITY	IMPROVE FREE CASH FLOW	OPTIMIZE WORKING CAPITAL	DELEVER BALANCE SHEET
• Identified material cost savings • Accelerated recent M&A integrations • On-going facility consolidation and footprint optimization	• Improved EBITDA generation drives additional cash flow • Capital-light manufacturing model • Not anticipating free cash flow headwinds experienced in 2022	• Inventory turns back inline with historical pre-COVID levels • Working to balance inventory based on immediate needs and continue to improve past due orders	• Amended credit agreement provides additional financial flexibility through mid-2024 • Near-term cash flow prioritized for debt paydown
Capture targeted annualized cost savings of $30 million	*Expect meaningful improvement in free cash flow conversion*	*Drive continued reduction in past dues throughout 2023*	*Holley remains comfortably below amended covenant ranges*

HOLLEY AT A GLANCE

Holley

INVESTMENT HIGHLIGHTS

1. Large base of passionate and highly engaged enthusiast consumers with attractive demographics
2. Massive $38B U.S. market with decades of uninterrupted growth[1]
3. Powerhouse of product innovation with iconic brands
4. Proven acquisition platform with robust integration and growth potential
5. Transformational digital and DTC opportunity with omni-channel distribution
6. Flexible operating model with attractive growth, margins and free cash flow
7. Experienced team with a track record of execution

FY22 REVENUE SNAPSHOT



Safety 9%
Mechanical 24%
Access. 16%
Exhaust 10%
Electronics 41%

KEY METRICS

$688mm FY22 REVENUE	36.8% FY22 GROSS MARGIN	$115mm FY22 ADJ. EBITDA[2]
16.7% FY22 ADJ. EBITDA MARGIN	27% FY22 DTC GROWTH	$175mm FY22 M&A SALES IMPACT
16 ACQUISITIONS SINCE 2019	13 ERP INTEGRATIONS	160k square feet FACILITIES CONSOLIDATED

Target Profitability

~40% Gross Margin	>20% ADJ. EBITDA

1Q23 HIGHLIGHTS

$172mm 1Q23 REVENUE	39.3% 1Q23 GROSS MARGIN	$34mm 1Q23 ADJ. EBITDA[2]	19.8% 1Q23 ADJ. EBITDA MARGIN

1) Based on SEMA data; Performance aftermarket based on performance engines, wheels, tires, brakes, and suspension categories.
2) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation

VISION & MISSION SUPPORTED BY FOCUSED STRATEGY

Holley

STRATEGIC PILLARS

Prioritized Categories & Platforms	Product Innovation	Mergers & Acquisitions	Consumer Focused Channel Strategy	Engage & Inspire the Enthusiast
Identify and serve needs of must-win consumer segments	*With the consumer in mind, innovate product for existing & emerging categories/ platforms*	*Grow through thoughtful & disciplined M&A. Be a strong integrator*	*Deliver best-in-class direct-to-consumer experience through direct & reseller channels*	*Be the authentic, relevant, expert voice wherever & whenever the enthusiast chooses to engage*

FOUNDATION

High Performing Team

Operational Excellence

Technology and Analytics

Strong Financial Performance

NET SALES TRENDS BY ACQUISITION VINTAGE YEAR

Holley

Quarterly Net Sales[1] by Acquisition Year ($MM)

Despite YOY headwinds, 1Q23 legacy business up ~9% CAGR vs. 1Q19, total business up ~18% CAGR[2]


1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Legacy (Pre-2019)
Acq 2019
Acq 2020
Acq 2021
Acq 2022

1) Totals may not foot due to rounding
2) See page 8 for additional details on Legacy vs. Total Business CAGR

NET SALES TRENDS BY PRODUCT CATEGORY

Holley

Quarterly Net Sales by Product Category ($MM)

Sequential improvement in all categories compared to Q4 2022, but normalization of demand and Electronics challenges from supply chain disruptions drive YOY declines



	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23
Safety	$7	$6	$5	$7	$9	$7		$7	$16	$18	$14	$17	$20	$18	$16	$12	$17
Accessories							$15	$9	$17	$23	$21	$25	$29	$28	$25	$26	$27
Exhaust	$13	$15	$12	$11	$15	$19	$19	$19	$20	$23	$17	$18	$19	$18	$15	$14	$16
Mechanical	$21	$23	$26	$21	$26	$30	$29	$35	$36	$42	$35	$42	$46	$44	$37	$38	$43
Electronics	$48	$57	$46	$49	$57	$70	$70	$69	$71	$87	$73	$78	$86	$71	$62	$63	$69

Electronics
Mechanical
Exhaust
Accessories
Safety

NET SALES GROWTH BUILD UP

Holley

Acquisition Vintage ($MM)



9% CAGR
(LEGACY)
$172
$2
$14
$27
$4
$126
$90
1Q19
1Q23
Legacy
Acq 2019
Acq 2020
Acq 2021
Acq 2022

Product Category Detail[1] ($MM)



18% CAGR
(TOTAL)
$172
$17
$27
$16
$43
$69
$90
$7
$13
$21
$48
1Q19
1Q23
Elec
Mech
Exhaust
Access
Safety

Compared to 1Q19 pre-COVID levels, Holley's legacy businesses outgrew the historical market trend growth rate of ~6.5%[2]

1) Totals may not foot due to rounding
2) SEMA data; Performance aftermarket based on performance engines, wheels, tires, brakes, and suspension categories market growth from 2001 - 2019

GROSS PROFIT TRENDS

Holley

Gross Profit ($MM) and Gross Margin (%)

Gross margins in 1Q23 rebounded driven by sales leverage and absence of non-cash product rationalization charges



49%
38%
38%
38%
43%
41%
42%
39%
41%
42%
41%
42%
41%
42%
31%
31%
39%
$44
$38
$34
$33
$46
$52
$56
$55
$66
$81
$65
$75
$83
$75
$48
$47
$68
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23
Gross Profit
Gross Margin

SG&A AND R&D TRENDS

Holley

Quarterly SG&A ($MM), R&D ($MM), Equity Based Comp ($MM) and % of Sales

SG&A % in line with historical levels, due to reduced costs and sequential sales improvement from Q4 2022



2Q21
$26
$7
14%
4%
3Q21
$26
$7
$2
17%
4%
4Q21
$35
$8
$2
20%
5%
1Q22
$31
$8
$3
16%
4%
2Q22
$33
$8
$3
18%
5%
3Q22
$29
$6
$3
19%
4%
4Q22
$33
$7
$15
22%
4%
1Q23
$30
$7
17%
4%
SG&A (excl. Equity Comp)
R&D
Equity Based Comp
SG&A (ex. Equity Comp) % of Sales
R&D % of Sales

ADJUSTED EBITDA[1] TRENDS

Holley

Adjusted EBITDA ($MM), Net Sales ($MM) and Adjusted EBITDA Margin (%)

Adjusted EBITDA in 1Q23 rebounded meaningfully due to reduced costs and positive operating leverage from higher sales vs 4Q22



1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23
$19 $28 $18 $16 $25 $36 $35 $30 $44 $54 $35 $36 $46 $37 $17 $15 $34
$90 $101 $90 $88 $107 $125 $133 $138 $160 $193 $160 $180 $200 $179 $155 $154 $172
21% 28% 20% 18% 23% 29% 26% 22% 27% 28% 22% 20% 23% 21% 11% 10% 20%
EBITDA
Net Sales
EBITDA Margin

1) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation

INVENTORY LEVELS HELPING REDUCE PAST DUES

Holley

Past Due Order Trends by Product Category ($MM)

Past due orders began rising with supply chain disruptions in mid/late 2020, with Non-Electronics Product Categories seeing improvements starting in 2H22

Inventory levels in-line with historical trends with upside optimization work being done to improve long-term



$2
$2
$11
$15
$19
$44
$55
$53
$56
$51
$47
$36
$27
$26
1.9 x
2.1 x
2.2 x
2.5 x
2.7 x
3.0 x
3.0 x
2.8 x
2.7 x
2.5 x
2.2 x
2.1 x
2.0 x
1.9 x
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Electronics
Mechanical
Exhaust
Accessories
Safety
Inventory Turns(1)

1) Inventory Turns = Trailing 12 month Cost of Goods Sold / Trailing 12 month average inventory

NET DEBT TO EBITDA LEVERAGE RATIO[1]

Holley

Net Leverage Ratio (Net Debt/TTM Covenant EBITDA)

Q1 Net Leverage Ratio was meaningfully below Amended Credit Agreement Covenant of 7.25x


7.25x
Amended Q1
Covenant
3.88 x
4.10 x
4.96 x
5.67 x
2Q22
3Q22
4Q22
1Q23

$ millions	2Q22	3Q22	4Q22	1Q23
Net Debt	$624.9	$637.0	$636.0	$634.1
Adj. EBITDA (TTM)[2]	154.8	135.6	114.7	102.6
Covenant Add-backs	6.2	19.6	13.4	9.2
TTM Covenant EBITDA	$161	$155.3	$128.1	$111.8

1) As calculated per our existing credit agreement
2) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation

REAFFIRMING FULL YEAR 2023 GUIDANCE

Holley

Key Drivers of Initial 2023 Guidance

- Ongoing normalization of demand back to trend line growth versus pre-COVID levels
- Continuing microchip availability constraints with Holley EFI
- Savings from our cost-reduction initiatives
- Amended credit agreement and interest rate collar impacts

FY23 Outlook	
Net Sales ($ millions)	$625 – $675
Adjusted EBITDA ($ millions)	$108 – $122
Capital Expenditures ($ millions)	$10 – $15
Depreciation and Amortization ($ millions)	$23 – $25
Interest Expense ($ millions) (excluding Mark-to-Market on Collar)	$60 – $65

Holley

Appendix


SIMPSON

HOLLEY PRODUCTS SERVE NEEDS ACROSS THE VEHICLE

Holley

HOLLEY FAMILY OF BRANDS*

ELECTRONIC CONTROLS

EFI & IGNITION
- Accel
- AEM
- Atomic EFI
- Hilborn
- Holley EFI
- Hyperspark
- Mallory
- MSD
- Sniper

PERFORMANCE TUNING
- Amp'd
- DiabloSport
- Edge
- Pulsar
- Racepak
- Range
- Superchips
- APR
- Dinan

AUTOMOTOVE ACCESSORIES

ACCESSORIES
- Cataclean
- Fender Gripper
- Scott Drake

LIGHTING
- RetroBright

INSTRUMENTATION
- AEM
- Classic Instruments
- Holley EFI
- Racepak

ENGINE & ACCESSORIES

INDUCTION
- Flowmaster

ACCESSORIES
- Earl's
- Mr. Gasket

CARBURETION
- Brawler
- Demon
- Holley
- Quickfuel

COOLING
- Frostbite

NITROUS
- NOS



Holley

PERFORMANCE EXHAUST
- Flowmaster
- Flowtech
- Hooker
- Blackheart

BRAKING
- Baer Brakes

SUSPENSION
- ADS Suspension
- Detroit Speed
- Lakewood
- Proforged

EV CONVERSION
- AEM EV

RESTORATION
- Brothers
- Scott Drake

SAFETY
- Hans
- RaceQuip
- Simpson
- Stilo

DRIVETRAIN
- B&M
- GearFX
- Hays
- Hurst
- Quicktime

WHEELS
- Carroll Shelby Wheels
- Halibrand
- Legendary
- REV
- Rocket

*Brands listed are representative of Key Holley Brands in each category

ORDERS VS SHIPMENTS, PAST DUE ORDERS

Holley

Orders vs Shipments ($MM)


$181
$165
$217
$200
$165
$163
$188
$185
$211
$206
$185
$185
$160
$149
$161
$152
$184
$179
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Orders
Shipments

Past Due Orders ($MM)


$44
$55
$53
$56
$51
$47
$36
$27
$26
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

DEMAND NORMALIZATION ILLUSTRATION

Holley

Legacy[1] vs. Hist. Industry Order Growth Indexed to 2019 Base Line

Normalization of demand implies a YOY order headwind of 4.0-4.5% when compared to historical industry growth rate of ~6.5%



4.0-4.5% YOY Headwind
157
135
134
129
100
FY19
FY20
FY21
FY22
FY23
Historical Industry Growth Rate of 6.5% Index
Legacy Actual Orders Index

Historical Industry Benchmark would not account for share gains or lasting COVID benefits from new enthusiasts entering the market

1) Businesses acquired prior to 2019

Holley

HOLLEY INC. and SUBSIDIARIES

USE AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions)

(Unaudited)

	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23
Net Income (Loss)	$ (8)	$ (9)	$ (11)	$ 29	$ 5	$ 13	$ 13	$ 2	$ (2)	$ 23	$ (30)	$ (18)	$ 17	$ 41	$ 31	$ (15)	$ 4
Adjustments:																	
Interest Expense	11	14	13	12	12	11	9	13	10	11	10	8	7	9	10	14	18
Income Taxes	—	—	—	(5)	1	3	6	(2)	5	6	(3)	3	7	3	(1)	(5)	2
Depreciation	2	2	2	3	2	1	2	2	2	2	3	4	2	2	3	3	2
Amortization	11	12	11	(24)	3	3	3	2	3	4	3	4	4	4	4	3	4
EBITDA	**16**	**19**	**15**	**15**	**23**	**31**	**33**	**17**	**18**	**46**	**(17)**	**1**	**37**	**59**	**47**	**-**	**30**
Acquisition and Restructuring Costs	2	1	1	1	1	3	1	4	2	3	—	2	—	2	2	1	1
Earn-Out from Simpson Acquisition	—	—	—	—	—	—	—	—	17	—	—	—	—	—	—	—	—
Impairment of Indefinite-Lived Intangible Assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2	—	—
Change in Fair Value of Warrant Liability	—	—	—	—	—	—	—	—	—	—	17	15	2	(23)	(30)	(6)	2
Change in Fair Value of Earn-Out Liability	—	—	—	—	—	—	—	—	—	—	7	2	3	(4)	(7)	(2)	1
Loss on Early Extinguishment of Debt	—	—	—	—	—	—	—	—	—	—	1	12	—	—	—	—	—
Product Rationalization	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5	—
Equity-Based Compensation Expense	—	—	—	—	—	—	—	—	—	—	3	2	3	3	3	15	—
Related Party Acquisition and Management Fee Costs	1	1	1	1	1	1	1	3	1	1	23	—	—	—	—	—	—
Notable Items	—	7	—	—	—	1	—	3	6	4	1	1	1	—	—	1	—
Other Expense	—	—	1	—	—	—	—	3	—	—	—	1	—	—	—	1	—
Adjusted EBITDA	**$ 19**	**$ 28**	**$ 18**	**$ 17**	**$ 25**	**$ 36**	**$ 35**	**$ 30**	**$ 44**	**$ 54**	**$ 35**	**$ 36**	**$ 46**	**$ 37**	**$ 17**	**$ 15**	**$ 34**

Holley's 2019 quarterly results reflect a period during which it was a privately held company. Accordingly, certain adjustments were included in the fourth quarter results to reflect the effects of the Business Combination on its audited financial statements.

Holley

HOLLEY INC. and SUBSIDIARIES

USE AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions)

(Unaudited)

	TTM			
	2Q22	3Q22	4Q22	1Q23
Net Income (Loss)	**$ 9.2**	**$71.0**	**$73.8**	**$ 61.2**
Adjustments:				
Interest Expense	34.2	34.8	40.2	51.1
Income Taxes	10.1	12.1	4.5	(1.1)
Depreciation	11.8	11.7	10.1	10.4
Amortization	14.5	14.6	14.7	14.7
EBITDA	**79.8**	**144.2**	**143.3**	**136.3**
Acquisition and Restructuring Costs	4.1	5.0	4.5	5.6
Impairment of Indefinite-Lived Intangible Assets	-	2.4	2.4	2.4
Change in Fair Value of Warrant Liability	11.6	(35.8)	(57.0)	(57.8)
Change in Fair Value of Earn-Out Liability	7.0	(7.3)	(10.7)	(12.7)
Loss on Early Extinguishment of Debt	13.7	12.2	-	-
Product Rationalization	-	-	4.5	4.5
Equity-Based Compensation Expense	11.3	11.7	24.4	21.6
Related Party Acquisition and Management Fee Costs	23.3	-	-	-
Notable Items	2.6	1.9	1.8	1.4
Other Expense	1.4	1.3	1.5	1.3
Adjusted EBITDA	**154.8**	**135.6**	**114.7**	**102.6**